Exhibit 99

        The McGraw-Hill Companies Reports Another Year of Solid Growth

      Earnings Per Share of $3.58 for 2003 and $0.83 for Fourth Quarter

        Top First Call Mean Estimate for Full Year and Fourth Quarter

    NEW YORK, Jan. 27 /PRNewswire-FirstCall/ -- The McGraw-Hill Companies (NYSE: MHP) today reported diluted earnings per share for 2003 of $3.58, including the disposition of the Corporation's headquarters building and the after-tax impact of discontinued operations (which include a $0.30 after-tax gain on the divestiture of S&P ComStock and a $0.30 after-tax loss based on the planned disposition of the juvenile retail publishing business). Comparable diluted earnings per share for 2002 were $2.96.
    Diluted earnings per share from continuing operations on a GAAP basis for 2003, which include an after-tax gain of $0.30 from the sale of real estate, were $3.58. Excluding the gain from real estate of $0.30, the diluted earnings per share were $3.28, which beat the First Call mean estimate for the year of $3.20.
    Net income for 2003 increased 19.2% to $687.7 million.
    Revenue for 2003 increased 4.0% to $4.8 billion.
    Diluted earnings per share for the fourth quarter of 2003 were $0.83, reflecting an after-tax gain of $0.30 from the sale of its 45% interest in the Corporation's headquarters building in New York City and a $0.29 after-tax loss on discontinued operations related to the planned disposition of the juvenile retail publishing business. The comparable diluted earnings per share for the fourth quarter of 2002 were $0.69.
    Diluted earnings per share from continuing operations on a GAAP basis, which include an after-tax gain of $0.30 from the sale of real estate, were $1.12. Excluding the $0.30 after-tax gain on the sale of real estate, diluted earnings per share were $0.82 for the fourth quarter, which topped the First Call mean estimate of $0.75.
    Reflecting the gain on the sale of real estate and the loss on the planned disposition of the juvenile retail publishing business, net income for the fourth quarter grew by 18.6% to $159.9 million.
    Revenue in the fourth quarter increased by 7.1% to $1.2 billion.
    "A record fourth quarter by Standard & Poor's capped another successful year in Financial Services," said Harold McGraw III, chairman, president and chief executive officer of The McGraw-Hill Companies. "A solid year-end performance in the college and university market, gains in foreign exchange and rigorous cost controls also contributed to another year of growth and improvement in our ongoing operating margin to 22.8%.
    Financial Services: "In 2003, revenue for this segment grew by 13.7% to $1.8 billion and operating profit increased 19.0% to $667.6 million. Included in income from operations for 2002 is the performance of MMS International, which was divested in September 2002. On a comparative basis, the absence of MMS International reduced operating revenue by 1.9% and had a negligible impact on operating profit for the year. The ongoing operating margin for Financial Services increased to 37.7% from 36.1%.
    "In the fourth quarter, revenue grew 21.3% to $494.3 million while operating profit climbed by 21.8% to $179.4 million.
    "Foreign exchange contributed $12.9 million to growth in revenue and $6.7 million to operating profit in the fourth quarter.
    "Standard & Poor's turned in a very strong performance in public debt markets around the world and benefited from a rebounding U.S. equity market. International ratings accounted for approximately 33% of ratings revenue in 2003 and grew even faster than the domestic operations.
    "Following the usual seasonal pattern, structured financing completed a very strong year with a surge of business in the fourth quarter. The residential mortgage-backed market, robust all year, finished on an upswing as issuers rushed to get deals wrapped up before year-end.
    "Asset-backed business, buoyed by the continued strengthening of the economy, was also strong in the fourth quarter.
    "Corporates, stimulated by refinancing and a soaring high-yield market, produced the strongest performance of the year in the fourth quarter. Public finance ratings finished the year with a modest gain in the fourth quarter.
    "Non-traditional ratings also contributed to the record performance as bank loan ratings and counterparty ratings grew even faster than many traditional ratings.
    "New issue dollar volume rose in the United States and European bond markets in the fourth quarter compared to the same period last year, according to Securities Data Corporation and Harrison Scott Publications.
    "In the U.S., new issue dollar volume increased 21.1% in the fourth quarter. Corporate issuance was up 30.1%. Public finance fell by 19.0%. Mortgage-backed issuance climbed by 47.1%, while asset-backed issuance grew by 14.1%.
    "In Europe, new issue dollar volume increased by 64.8%.
    "Standard & Poor's index products and services produced another solid quarter. Assets under management in Exchange-Traded Funds based on the S&P indexes climbed to $79.8 billion at the end of 2003, a 26.3% increase over year-end 2002. Option contracts based on S&P indexes grew by 12.5% in the fourth quarter at the Chicago Board Options Exchange.
    "Revenue for brokerage information products softened, but the pipeline of new business started to improve in the fourth quarter as Wall Street firms continued to recover.
    "Sales of valuation services picked up in the fourth quarter, reflecting more merger and acquisition activity and greater focus on non-valuation services such as litigation support and real estate.
    Education: "In 2003, excluding the juvenile retail publishing business, revenue for this segment increased 0.5% to $2.3 billion while ongoing operating profit declined 3.4% to $321.8 million. The operating margin declined to 14.1% from 14.6%.
    "In the fourth quarter, revenue for McGraw-Hill Education increased 1.4% to $495.5 million and ongoing operating profit improved by 1.9% to $40.0 million.
    "Foreign exchange contributed growth of $6.6 million to fourth quarter revenue and $1.3 million to operating profit.
    "The McGraw-Hill Higher Education, Professional and International Group's revenue grew by 1.5% to $1.1 billion in 2003. For the fourth quarter, revenue for the group increased 2.4% to $312.7 million.
    "The McGraw-Hill School Education Group's revenue declined by 0.4% to
$1.2 billion in 2003. For the fourth quarter, revenue for this group was off 0.2% to $182.8 million.
    "A substantial increase in December orders for second semester classes cemented another year of growth in the U.S. college market for our Higher Education, Professional and International Group. Growth in science, engineering, math, the humanities, social science and world languages offset a low-point in the revision cycle for our business and economics titles. Leading-edge technology products and services, including a burgeoning array of web-based instructional materials, played a key role in our performance.
    "Sales of Higher Education titles abroad enabled the Higher Education Professional and International Group to show gains in all overseas markets except Latin America for the year.
    "Professional Publishing titles showed weakness again in the fourth quarter, reflecting a year-long decline in the computer and technology market.
    "A broad lineup of academic and non-academic products was key to the McGraw-Hill School Education Group's performance. There were solid gains in science, social studies, reading and testing. We won one of the largest open territory reading adoptions in 2003 with Open Court Reading in Anne Arundel County, Maryland (approximately $5 million) and the largest open territory math adoption on record with Everyday Math and Impact Mathematics in New York City (more than $20 million). Home economics, business and career education programs all produced leading market shares. But a 7% capture rate in the Texas elementary social studies adoption and a less favorable new product cycle in the secondary market for us in 2003 as compared to 2002 all had an impact on our results.
    "We are also beginning to see a positive impact on our business from the No Child Left Behind Act, the landmark federal legislation of 2001. Funds reached the market in 2003 more slowly than originally anticipated, but some of the success recorded in the fourth quarter of 2003 by Open Court Reading and Reading Mastery -- programs that closely match guidelines for the Reading First program -- was attributable to the federal stimulus. In testing, we benefited from the growing market potential created by the No Child Left Behind Act's accountability provisions, which require states to administer annual assessments to all children in grades 3 through 8 starting in the 2005-2006 school year. As a result, our custom business expanded as states started preparing to meet the new testing requirements. We also benefited from mandatory assessments required for the new Reading First programs.
    Information and Media Services: "In 2003, revenue for this segment declined 4.6% to $772.6 million and operating profit decreased 7.0% to $109.8 million compared to 2002. The operating margin slipped to 14.2% from 14.6% in 2002.
    "In the fourth quarter, revenue for the segment was off 5.1% to $232.6 million and operating profit declined 10.3% to $53.6 million.
    "For the Business-to-Business Group, which includes BusinessWeek, construction, energy, aviation and healthcare products and services, softness in advertising played a significant role in the 4.4% decline in revenue to $669.6 million for 2003. Business-to-Business Group revenue for the fourth quarter was off 4.1% to $204.7 million.
    "At Broadcasting, revenue for 2003 decreased 5.7% to $103.0 million. In the fourth quarter, revenue dropped 12.1% to $27.8 million. The absence of political advertising in an off-election year was a major factor in the Broadcasting Group's shortfall in 2003.
    "BusinessWeek gained share in 2003 even though advertising pages in the North American edition declined 6.5% for the fourth quarter and 9.0% for the year, according to the Publishers Information Bureau. BusinessWeek produced increases in revenue in the third and fourth quarters, the publication's first back-to-back quarterly improvement in four years.
    "For construction services, effective cost containment and the successful launch of the McGraw-Hill Construction Network contributed to an improved operating margin, even as revenue declined. The energy, aviation and healthcare markets were all soft.
    The outlook: "We're planning another year of growth in 2004. Even with an anticipated decline in the elementary-high school marketplace, we project income from continuing operations to increase in the mid-to-high single digits in 2004, without the reoccurrence of the 30-cent after-tax benefit from the sale of the equity interest in Rock-McGraw, Inc."

    Conference Call Schedule: The Corporation's senior management will review the fourth quarter 2003 earnings results on a conference call scheduled for this morning, January 27th, at 8:30 AM Eastern Time. This call is open to all interested parties. Discussions may include forward-looking information. Additional information presented on the conference call may be made available on the Management Commentary page of the Investor Relations section of the Corporation's website at www.mcgraw-hill.com/investor_relations. To participate by telephone, please dial-in by 8:15 AM Eastern Time and register before the start of the call. Domestic participants may call toll-free
(888) 673-9805; international participants may call +1 (773) 756-4711 (long distance charges will apply). The passcode is McGraw-Hill and the conference leader is Harold McGraw III. The conference call will also be Webcast. Go to the Corporation's Investor Relations website and click on the 4Q Earnings button. At the next screen, select the Webcast link under Listening Options. You will need Windows Media Player. The prepared remarks and slides will be available for downloading from the Investor Relations website's Management Commentary archive several hours after the end of the call. The Webcast replay will be available until February 3, 2004.

    The forward-looking statements in this news release involve risks and uncertainties and are subject to change based on various important factors, including worldwide economic, financial and political conditions, the health of capital and equity markets, including possible future interest rate changes, the pace of recovery in the economy and in advertising, the level of expenditures in the education market, the successful marketing of competitive products and the effect of competitive products and pricing.

    About The McGraw-Hill Companies:
    Founded in 1888, The McGraw-Hill Companies is a leading global information services provider meeting worldwide needs in the financial services, education and business information markets through leading brands such as Standard & Poor's, BusinessWeek and McGraw-Hill Education. The Corporation has more than 322 offices in 33 countries. Sales in 2003 were $4.8 billion. Additional information is available at http://www.mcgraw-hill.com.


                          The McGraw-Hill Companies
                             Statements of Income
                   Periods ended December 31, 2003 and 2002

                    (in thousands, except per share data)

    (unaudited)                Three Months              Twelve Months
                                            %                             %
                      2003        2002    Change    2003        2002    Change
                   ----------  ---------- ------ ----------  ---------- ------
    Operating
     revenue       $1,222,357  $1,141,258   7.1  $4,827,857  $4,640,184   4.0
    Expenses, net     841,498     922,412  -8.8   3,690,483   3,720,272  -0.8
                   ----------  ----------        ----------  ----------
    Income from
     operations       380,859     218,846  74.0   1,137,374     919,912  23.6
    Interest
     expense/(income)    (281)      2,979   N/M       7,097      22,517 -68.5
                   ----------  ----------        ----------  ----------
    Income from
     continuing
     operations before
     taxes on income  381,140     215,867  76.6   1,130,277     897,395  26.0
    Provision for
     taxes on income  165,286      80,950 104.2     442,466     325,429  36.0
                   ----------  ----------        ----------  ----------
    Income from
     continuing
     operations      $215,854    $134,917  60.0    $687,811    $571,966  20.3
                   ----------  ----------        ----------  ----------
    Discontinued
     operations:
    Earnings/(loss)
     from operations
     of discontinued
     components      $(78,809)       $(77)  N/M      $6,432      $7,670   N/M
    Income tax
     expense/
     (benefit)        (22,879)        (29)  N/M       6,593       2,876   N/M
                   ----------  ----------        ----------  ----------
    Earnings/(loss)
     from discontinued
     operations      $(55,930)       $(48)  N/M       $(161)     $4,794   N/M

    Net income       $159,924    $134,869  18.6    $687,650    $576,760  19.2
                   ==========  ==========        ==========  ==========
    Earnings per
     common share:

    Basic earnings
     per share:
    Income from
     continuing
     operations         $1.13       $0.70  61.4       $3.61       $2.97  21.5
                   ==========  ==========        ==========  ==========
    Net income          $0.84       $0.70  20.0       $3.61       $2.99  20.7
                   ==========  ==========        ==========  ==========
    Diluted earnings
     per share:
    Income from
     continuing
     operations         $1.12       $0.69  62.3       $3.58       $2.94  21.8
                   ==========  ==========        ==========  ==========
    Net income          $0.83       $0.69  20.3       $3.58       $2.96  20.9
                   ==========  ==========        ==========  ==========

    Dividend per
     common share      $0.270      $0.255   5.9      $1.080      $1.020   5.9
                   ==========  ==========        ==========  ==========
    Average number
     of common shares
     outstanding:
       Basic          190,714     192,652           190,492     192,888
       Diluted        192,740     194,100           192,005     194,573

    N/M - not meaningful


                          The McGraw-Hill Companies
                         Operating Results by Segment
                   Periods ended December 31, 2003 and 2002

                            (dollars in thousands)

     (unaudited)                 Revenue              Operating Profit
                                       % Favorable                % Favorable
                     2003       2002 (Unfavorable) 2003     2002 (Unfavorable)
                   --------   ------- ----------- -------  ------- ----------
    Three Months

    McGraw-Hill
     Education     $495,483   $488,599    1.4     $39,986   $39,259    1.9
    Financial
     Services       494,308    407,557   21.3     179,431   147,326   21.8
    Information
     and Media
     Services       232,566    245,102   (5.1)     53,611    59,743  (10.3)
                  ---------  ---------   -----   --------   -------  ------
    Total operating
     segments     1,222,357  1,141,258    7.1     273,028   246,328   10.8
    General
     corporate
     expense (2)         -          -      -      107,831   (27,482)   N/M
    Interest
     income/(expense)    -          -      -          281    (2,979)   N/M
                  ---------  ---------   -----   --------   -------  ------
    Total
     company     $1,222,357 $1,141,258    7.1    $381,140* $215,867*  76.6
                 ========== ==========   =====   ========  ========  ======


                            (dollars in thousands)

     (unaudited)                  Revenue             Operating Profit
                                      % Favorable                % Favorable
                     2003       2002 (Unfavorable) 2003     2002 (Unfavorable)
                  --------   -------- ----------- -------   ------ ----------
    Twelve Months

    McGraw-Hill
     Education   $2,286,161 $2,275,019    0.5    $321,751  $332,949   (3.4)
    Financial
     Services(1)  1,769,093  1,555,726   13.7     667,597   560,845   19.0
    Information
     and Media
     Services       772,603    809,439   (4.6)    109,841   118,052   (7.0)
                 ---------- ----------   -----   --------  --------   -----
    Total operating
     segments     4,827,857  4,640,184    4.0   1,099,189 1,011,846    8.6
    General
     corporate
     expense (2)         -          -      -       38,185   (91,934)   N/M
    Interest
     income/
     (expense)           -          -      -       (7,097)  (22,517)  68.5
                 ---------- ----------   -----   --------  --------   -----
    Total
     company     $4,827,857 $4,640,184    4.0  $1,130,277* $897,395*  26.0
                 ========== ==========   ===== ==========  ========   =====

    *Income from continuing operations before taxes on income

    (1) The 2002 year-to-date results include a $14.5 million pre-tax loss ($2.0 million after-tax benefit, or 1 cent per diluted share) on the disposition of MMS International.
    (2) The 2003 quarter and year-to-date results include a pre-tax gain on sale of real estate of $131.3 million ($58.4 million after-tax gain, or 30 cents per diluted share).

    N/M - not meaningful


                          The McGraw-Hill Companies
      Reconciliation of Net Income and Diluted Earnings Per Common Share
                   Periods ended December 31, 2003 and 2002
                    (in thousands, except per share data)

    (unaudited)
                                     Three Months
                             2003                 2002            EPS Growth
                                   EPS                  EPS       $        %

    Net income        $159,924    $0.83    $134,869    $0.69    $0.14    20.3
                      ========    =====    ========    =====    =====    ====
    (Loss)/Earnings
     on discontinued
     operations        (55,930)   (0.29)        (48)   (0.00)     N/M     N/M
    Juvenile Retail
     Publishing
     Business(1)
    Pre-tax (loss)
     on planned
     disposition of
     juvenile retail
     publishing
     business          (75,919)   (0.39)         -        -
    Income tax benefit
     from loss on
     planned
     disposition of
     juvenile retail
     publishing
     business           21,810     0.11          -        -
    After-tax (loss)
     on discontinued
     operations of
     juvenile retail
     publishing
     business           (1,821)   (0.01)     (2,225)   (0.01)
                      --------    -----    --------    -----    -----    ----
    Net after-tax
     (loss) on
     discontinued
     operations of
     juvenile retail
     publishing
     business          (55,930)   (0.29)     (2,225)   (0.01)     N/M     N/M

    S&P ComStock:
    Pre-tax gain on
     disposition of
     S&P ComStock           -        -        3,483     0.02
    Income tax (expense)
     from gain on
     disposition of
     S&P ComStock           -        -       (1,306)   (0.01)
                      --------    -----    --------    -----    -----    ----
    Net after-tax
     earnings on
     discontinued
     operations of
     S&P ComStock           -        -        2,177     0.01      N/M     N/M

    Income from
    continuing
    operations        $215,854    $1.12    $134,917    $0.69    $0.43    62.3
                      ========    =====    ========    =====    =====    ====
    Weighted Average
     Shares - Diluted  192,740              194,100

    Included in income
     from continuing
     operations (above):

    Disposition of
     MMS International
     (MMSI)
    (Loss) on
     disposition          $ -      $ -         $ -      $ -

    Income tax benefit
     on disposition         -        -           -        -
                      --------    -----    --------    -----    -----    ----
    Net after-tax
     benefit on
     disposition of MMSI  $ -      $ -         $ -      $ -       N/M     N/M
    Disposition of
     equity interest
     in Rock-McGraw,
     Inc. (RMI)
    Gain on
     disposition      $131,251    $0.68        $ -      $ -

    Income tax
     (expense) on
     disposition       (72,827)   (0.38)         -        -
                      --------    -----    --------    -----    -----    ----
    Net after-tax gain
     on disposition
     of RMI            $58,424    $0.30        $ -      $ -       N/M     N/M

    Other financial
     information:
    First Call
     Mean Estimate       $0.75

    Operating loss on
     disposition of
     juvenile retail
     publishing business  0.01
                         -----
                         $0.76

    N/M - not meaningful

    (1) Landoll, Frank Schaffer and related juvenile retail publishing businesses

    Note: Earnings per share data may reflect rounding differences


                          The McGraw-Hill Companies
      Reconciliation of Net Income and Diluted Earnings Per Common Share
                   Periods ended December 31, 2003 and 2002
                    (in thousands, except per share data)

    (unaudited)
                                       Twelve Months
                              2003                 2002            EPS Growth
                                   EPS                  EPS       $        %

    Net income        $687,650    $3.58    $576,760    $2.96    $0.62    20.9
                      ========    =====    ========    =====    =====    ====
    (Loss)/Earnings
     on discontinued
     operations           (161)   (0.00)      4,794     0.02      N/M     N/M
    Juvenile Retail
     Publishing Business(1)
    Pre-tax (loss) on
     planned disposition
     of juvenile retail
     publishing
     business          (75,919)   (0.39)         -        -
    Income tax benefit
     from loss on
     planned disposition
     of juvenile retail
     publishing
     business           21,810     0.11          -        -
    After-tax (loss)
     on discontinued
     operations of
     juvenile retail
     publishing
     business           (3,238)   (0.02)       (723)   (0.00)
                      --------    -----    --------    -----    -----    ----
    Net after-tax (loss)
     on discontinued
     operations of
     juvenile retail
     publishing
     business          (57,347)   (0.30)       (723)   (0.00)     N/M     N/M

    S&P ComStock:

    Pre-tax gain on
     disposition of
     S&P ComStock       87,490     0.46       8,827     0.04

    Income tax (expense)
     from gain on
     disposition of
     S&P ComStock      (30,304)   (0.16)     (3,310)   (0.02)
                      --------    -----    --------    -----    -----    ----
    Net after-tax
     earnings on
     discontinued
     operations of
     S&P ComStock       57,186     0.30       5,517     0.02      N/M     N/M

    Income from
     continuing
     operations       $687,811    $3.58    $571,966    $2.94    $0.64    21.8
                      ========    =====    ========    =====    =====    ====
    Weighted Average
     Shares - Diluted  192,005              194,573

    Included in income
     from continuing
     operations (above):

    Disposition of MMS
     International (MMSI)
    (Loss) on
     disposition          $ -      $ -     $(14,534)  $(0.08)
    Income tax benefit
     on disposition         -        -       16,545     0.09
                      --------    -----    --------    -----    -----    ----
    Net after-tax
     benefit on
     disposition
     of MMSI              $ -      $ -       $2,011    $0.01      N/M     N/M

    Disposition of
     equity interest
     in Rock-McGraw,
     Inc. (RMI)

    Gain on
     disposition      $131,251    $0.68         $-       $-
    Income tax
     (expense) on
     disposition       (72,827)   (0.38)         -        -
                      --------    -----    --------    -----    -----    ----
    Net after-tax
     gain on
     disposition
     of RMI            $58,424    $0.30        $ -      $ -       N/M     N/M

    Other financial
     information:

    First Call
     Mean Estimate       $3.20
    Operating loss on
     disposition of
     juvenile retail
     publishing
     business             0.02
                         -----
                         $3.22

    N/M - not meaningful

    (1) Landoll, Frank Schaffer and related juvenile retail publishing businesses

    Note: Earnings per share data may reflect rounding differences


SOURCE  The McGraw-Hill Companies
    -0-                             01/27/2004
    /CONTACT:  Media Relations:
               Steven H. Weiss
               Vice President, Corporate Communications
               The McGraw-Hill Companies
               (212) 512-2247 (office)
               (917) 374-2024 (mobile)
               (212) 580-2565 (home)
               weissh@mcgraw-hill.com

               Tom DiPiazza
               Director, Corporate Communications
               The McGraw-Hill Companies
               (212) 512-4145 (office)
               (917) 328-7582 (mobile)
               tom_dipiazza@mcgraw-hill.com

               Investor Relations Contact:
               Donald S. Rubin
               Senior Vice President, Investor Relations
               The McGraw-Hill Companies
               (212) 512-4321 (office)
               (212) 512-3840 (fax)
               donald_rubin@mcgraw-hill.com /
    /Web site:  http://www.mcgraw-hill.com /
    (MHP)

CO:  McGraw-Hill Companies
ST:  New York
IN:  PUB FIN ENT
SU:  ERN CCA